U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 7, 2018

GRAPHENE & SOLAR TECHNOLOGIES LIMITED
(formerly known as Solar Quartz Technologies Corporation) (Exact Name of Company as Specified in its Charter)

Colorado	333-174194	27-2888719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

433 North Camden Drive, Suite 600, Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (310) 887-1477

_______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On January 16, 2019, Company management concluded that the audited financial statements as contained in the Form 10-K for the fiscal year ended September 30, 2015 (as filed on September 7, 2018) should not be relied upon as contained in that Form 10-K. These audited financial statements covered the fiscal years ended September 30, 2014 and September 30, 2015. These financial statements have been previously filed in Form 10-K’s for the fiscal years ended September 30, 2014 and September 30, 2016. However, subsequent to new management taking control of the Company in July 2017, they discovered that the Form 10-K for the fiscal year ended September 30, 2015 had never been filed. As of the date of the filing of the Form 10-K for the fiscal year ended September 30, 2015 and all prior periods, the Company was not required to file reports with the Securities and Exchange Commission under either Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (“1934 Act”). However, in order to complete the filings that have been so made, the Company made the determination to file the Form 10-K for the fiscal year ended September 30, 2015. As of October 1, 2018 the Company has more than 300 stockholders of record so it is now required to file such reports under Section 15(d) of the 1934 Act.

When the Company prepared and filed the Form 10-K for the fiscal year ended September 30, 2015, it inadvertently failed to forward this Form 10-K to the two independent registered public accounting firms whose reports appear in this Form 10-K for review and consent prior to filing. These firms are Briggs & Veselka Co. (report for fiscal year ended September 30, 2014) and Thayer O’Neal Company, LLC (report for the fiscal year ended September 30, 2015). Company management has discussed with both these firms the matters disclosed herein.

On January 16, 2019, the Company was advised by Thayer O’Neal Company, LLC that that disclosure should be made to prevent future reliance on that firm’s previously issued audit report for the fiscal year ended September 30, 2015 as contained in the filed Form 10-K for the fiscal year ended September 30, 2015. This firm requested that an amended and restated Form 10-K for the fiscal year ended September 30, 2015 be forwarded to that firm for review and consent; this has been done. The Company has also forwarded this amended and restated Form 10-K to Briggs & Veselka Co. for review and consent.

The Company has provided Thayer O’Neal Company, LLC with a copy of the disclosures it is making in response to this Item 4.02. In addition, the Company has requested that this firm furnish to the Company as promptly as possible a letter addressed to the Commission stating whether the firm agrees with the statements made by the registrant in response to this Item 4.02 and, if not, stating the respects in which it does not agree. The Company has attached the letter from Thayer O’Neal Company, LLC to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-K.

2

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Graphene & Solar Technologies Limited

Dated: January 17, 2019	By:	/s/ Frank G. Herrera
Frank G. Herrera, Interim Chief Financial Officer

3

EXHIBIT INDEX

Number	Description
7	Correspondence from an independent accountant regarding non-reliance on a previously issued audit report or completed interim review (filed herewith).

4